THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND ITS SALE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                                  Void after September 30, 2004

                           IMAGEWARE SOFTWARE, INC.

                                    WARRANT
                   (Purchase 5,000 Shares of Common Stock)


     This Warrant (the "Warrant") is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to _______________ by ImageWare Software, Inc., a California corporation (the "Company").

1. PURCHASE OF SHARES; PURCHASE PRICE. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant ("Holder") is entitled, upon surrender of this Warrant at the office of the Company at 10883 Thornmint Road, San Diego, CA 92127 (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company Five Thousand (5,000) shares of Common Stock of the Company at a purchase price equal to the lesser of $1.50 per share. The shares of Common stock of the Company issuable upon exercise of this Warrant are hereinafter referred to as the "Shares".

The Company shall send the Holder written notice of the per share price at which the Company sells its securities in such first financing within ten days after such sale is consummated.

2. EXERCISE PERIOD. This Warrant is exercisable at any time from the date hereof until 5 o'clock P.M., San Diego, California time on September 30, 2004, at which time this Warrant shall expire.

3. METHOD OF EXERCISE. During the period this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise this Warrant, in whole or in part, by:

     (a) surrendering this Warrant, together with a duly executed copy of the form of Subscription attached hereto, to the Secretary of the Company at its principal offices; and

     (b) paying to the Company an amount equal to the aggregate Exercise Price of the number of Shares being purchased; provided that the Holder may elect to pay the Exercise Price of the Warrants to the Company out of the proceeds of the sale of the Shares, when sold, in which event, (i) the Shares will not be issued by the Company until they are sold, and (ii) the Shares will not be delivered to the purchaser of such Shares until satisfactory provision is made for paying the Warrant Price to the Company with respect to such Shares.

4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time only as follows:

     (a) The Exercise Price of this Warrant and the number of Shares issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares of stock, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock, as follows:

         (i) The Exercise Price in effect at the time of such event shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after giving effect to such event. Such adjustment shall be made successively whenever any event specified above shall occur.

         (ii) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subparagraph (i) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

     (b) In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in (i) securities of the Company (other than Shares of Common Stock) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares issuable on such exercise prior to such date, the securities or other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     (c) In case of any merger of the Company with or into any other corporation, entity or person, or any corporate reorganization, in which the Company shall not be the continuing or surviving entity of such reorganization or merger, or any sale of all or substantially all of the assets of the Company (and such transaction being hereinafter referred to as a "Reorganization"), then, in each case, (i) the holder of this Warrant shall be provided with written notice of the proposed Reorganization at least thirty (30) days prior to the proposed Reorganization date, and

(ii) the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon the Effective Date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     (d) In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the computation of such adjustment.

5. DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available a number of its authorized Shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

6. PRE-EXERCISE RIGHTS. Prior to the exercise of this Warrant, the holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as set forth herein.

7. RESTRICTED SECURITIES. The holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they have been, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration. The holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

8. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act of 1933, as amended (the "Act"), shall be in effect with respect to the offer and sale of the securities to be issued upon exercise of this Warrant, the holder of this Warrant covenants and agrees that, at the time of exercise hereof, such holder will deliver to the Company a written certification that the securities acquired by the holder upon exercise hereof are for the account of the holder, are being acquired for investment purposes only and are not being acquired with a view to, or for sale in connection with, any public distribution thereof.

9.   RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

     (a) The Holder agrees that prior to making any disposition of the Warrants or the Shares, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Holder that in the opinion of its counsel, a registration statement or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective by, the Securities and Exchange Commission (the "Commission").

     (b)(i) Whenever during the period ending on August 16, 2002, the Company proposes to file with the Commission a Registration Statement (other than as to securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a form S-4 Registration Statement could be used), it shall, promptly prior to each such filing, give written notice of such proposed filing to the Holder and each holder of Shares at their respective addresses as they appear on the records of the Company, and shall offer to include and shall include in such filing any proposed disposition of the Shares (but not the Warrants) upon receipt by the Company, within 20 days after such written notice is given, of a request therefor setting forth the facts with respect to such proposed disposition and all other information with respect to such person reasonably necessary to be included in such Registration Statement. If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise as part of the written notice given pursuant to this Section. In such event, the right of any Holder or holder of Shares to registration pursuant to Section 9(b)(i) shall be conditioned upon the participation in such underwriting of the Holder or holder of Shares, and the inclusion of their Shares in the underwriting shall be limited to the extent provided herein. All Holders or holders of Shares proposing to distribute their Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 9(b), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, such underwriter may limit the amount of securities to be included in the registration and underwriting by the holders of Company securities exercising "piggyback" registration rights (including the Holder and each holder of Shares). The Company shall so advise all such holders of Company securities exercising "piggyback" registration rights, and the number of shares of such securities that may be included in the registration and underwriting shall be allocated among all of such holders, in proportion, as nearly as practicable, to the respective amounts of securities requested by such holders to be included in such registration statement. Any securities excluded or withdrawn from such registration and underwriting shall not be transferred prior to one hundred twenty (120) days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriters may require.

         (ii) In the event that any such Registration Statement is utilized for a public offering of any of the Shares to be received upon exercise of the Warrants pursuant to this Section 9, the Holder may elect to pay the Exercise Price of the Warrants to the Company out of the proceeds of the sale of the Shares pursuant to the Registration Statement concurrently with the closing of such sale of the Shares. In such event, (1) the Shares will not be issued by the Company until they are sold, and (2) the Shares will not be delivered to the purchaser of such Shares until satisfactory provision is made for paying the Warrant Price to the Company with respect to such Shares.

     (c) All fees, disbursements and out-of-pocket expenses (other than the Holder's brokerage fees and commissions and legal fees of counsel to the Holder, if any) in connection with the filing of any Registration statement under Section 9(b) (or obtaining the opinion of counsel and any no-action position of the Commission with respect to sales under Rule 144) and in complying with applicable securities and Blue Sky laws shall be borne by the Company. The Company at its expense will supply any Holder and any holder of Shares with copies of such Registration Statement and the prospectus included therein and other related documents any opinions and no-action letters in such quantities as may be reasonably requested by the Holder or holder of Shares.

     (d) The Company shall not be required by this Section 9 to file such Registration Statement if, in the opinion of counsel for the Holders and holders of Shares and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for such holders and the Company), the proposed transfer as to which such Registration Statement is requested is exempt from applicable federal and state securities laws under Rule 144 promulgated under the Act.

     (e) The provisions of this Section 9 and Section 10 hereof shall apply to the extent as provided herein if the Company chooses to file an Offering Statement under Regulation A promulgated under the Act.

     (f) The Company agrees that until all shares have been sold under a Registration Statement or pursuant to Rule 144 under the Act, it will use its best efforts to keep current in filing all materials required to be filed with the Commission in order to permit the holders of such securities to sell the same under Rule 144.

     (g) The Company shall be entitled, for a reasonable period of time which in no event shall exceed 60 days (i) to postpone the filing of a Registration Statement or any amendment or supplement thereto or to the prospectus relating thereto otherwise required, or (ii) to suspend effectiveness of the Registration Statement, if the Company (a) determines, in its reasonable judgment, that the registration or sale of the Shares would materially interfere with any pending or proposed financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, and (b) promptly gives those persons exercising their registration right hereunder written notice of such determination.

     (h) The Company may require those persons exercising their registration rights hereunder to furnish to the Company such information regarding the distribution of such Shares as the Company may from time to time request in writing and such other information as may be legally required in connection with such registration.

     (i) At any time when a prospectus relating to a sale of the Shares is required to be delivered under the Act, there occurs an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, then the Company will promptly make available to any Holder any such supplement of amendment. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence hereof, such Holder will forthwith discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until the Holder's receipt of the copies of the supplemented or amended prospectus, and, if so directed by the Company, the Holder will deliver to the Company all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering such Shares current at the time of receipt of such notice. If such amendments or supplements are not made by the Company within ten (10) days of such notice by the Company or if in the opinion of counsel to the Holders such amendments or supplements to the prospectus, if made, are insufficient in light of the requirements of the Act and other applicable law, the Holders shall not be deemed to have exercised their demand registration rights pursuant to Section 9(b)(i) herein.

10.  INDEMNIFICATION.

     (a) In the event of the filing of any Registration Statement with respect to the Shares pursuant to Section 9 hereof, the Company agrees to indemnify and hold harmless the Holder or any holder of Shares and each person, if any, who controls the Holder or any holder of Shares within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys'
fees), to which the Holder or any holder of Shares or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or Prospectus included therein, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Holder, the holder of such Shares or the underwriters of such offering specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

     (b) The Holders and the holders of Shares agree that they will indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of the Act in respect of the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include but not be limited to, all costs of defense and investigation and all attorneys'
fees) to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect hereof) arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement or Prospectus included therein, or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus included therein, or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Holder or holder of Shares specifically for use in the preparation thereof. This indemnity agreement will be in affiliation to any liability which the Holder or holder of Shares may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, reasonably assume the defense thereof, subject to the provisions herein stated, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is a Holder or a holder of Shares or a person who controls a Holder or a holder of Shares within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action, including any impleaded parties, include both a Holder or a holder of Shares or such controlling person and the indemnifying party and a Holder or a holder of shares or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to a Holder or a holder of Shares or controlling person which are not available to or in conflict with any legal defenses which may be available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of a Holder or a holder of Shares or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm or attorneys for the Holders, the holders of the Shares and controlling persons, which firm shall be designated in writing by a majority in interest of such holders and controlling persons based upon the value of the securities included in the Registration Statement). No settlement of any action against an indemnified party shall be made without the consent of the indemnified and the indemnifying parties, which shall not be unreasonably withheld in light of all factors of importance to such parties.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon receipt of a reasonable agreement to indemnify the Company, and, in the case of a mutilated warrant, upon the surrender thereof, issue in the name requested a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

12. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and permitted assigns.

13. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the substantive laws of the State of California without regard to principles of conflicts of laws.

September 30, 1999                         IMAGEWARE SOFTWARE, INC.



                                       By: /s/ S. James Miller, Jr.
                                          ------------------------------------
                                          S. James Miller, Jr., President



                                       By: /s/ Anne Hoversten
                                          ------------------------------------
                                          Anne Hoversten, Secretary

                                  SUBSCRIPTION


ImageWare Software, Inc.

Attention: Corporate Secretary


     The undersigned hereby elects to purchase, pursuant to the provisions of this Merger Warrant issued by ImageWare Software, Inc. and held by the undersigned, ____________ shares of Common Stock of ImageWare Software, Inc. ("Shares").

     Payment of the purchase price for such Shares provided in such Warrant accompanies this Subscription, unless payment for the Shares is made from the proceeds of the sale of the Shares, as permitted by Section 3(b) or Section 9(b)(ii) of the Merger Warrant.

     The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for its own account, for investment purposes only and not for resale or with a view to distribution of such Shares or any part thereof.


Date:
     ------------------------------
                                       Signature:
                                                 -----------------------------
                                        Address:
                                                 -----------------------------

                                                 -----------------------------

Name in which Shares should be registered:

-----------------------------------
Address (if other than above):

-----------------------------------

-----------------------------------